Exhibit 10.5

AMENDMENT NO. 1

Dated as of October 21, 2015

TO

PARENT COMPANY SUPPORT AGREEMENT

Dated as of March 15, 2012

made by

DOMINO’S PIZZA, INC.

in favor of

CITIBANK, N.A.,

as Trustee

AMENDMENT NO. 1 TO PARENT COMPANY SUPPORT AGREEMENT

AMENDMENT NO. 1, dated as of October 21, 2015 (this “Amendment No. 1”), to Parent Company Support Agreement, dated as of March 15, 2012 (the “Parent Company Support Agreement”), made by Domino’s Pizza, Inc., a Delaware corporation (“Holdco”), in favor of Citibank, N.A., a national banking association (“Citibank”), as the trustee under the Indenture referred to therein (in such capacity, the “Trustee”).

W I T N E S S E T H:

WHEREAS, Section 5.2 of the Parent Company Support Agreement provides, among other things, that the parties thereto may amend the Parent Company Support Agreement from time to time in a writing by such parties, with the consent of the Control Party;

WHEREAS, Holdco has duly authorized the execution and delivery of this Amendment No. 1;

WHEREAS, the Control Party is willing to provide its written consent (in accordance with the terms and conditions of the Base Indenture) to the execution of this Amendment No. 1;

WHEREAS, the holders of the Series 2015-1 Senior Notes have consented to the terms of this Amendment No. 1 set forth herein; and

WHEREAS, Holdco wishes to amend the Parent Company Support Agreement as set forth herein.

WHEREAS, the holders of the Series 2015-1 Senior Notes have consented to the terms of the amendments to the Parent Company Support Agreement set forth herein;

NOW, THEREFORE, in consideration of the provisions, covenants and the mutual agreements herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Unless otherwise defined herein, capitalized terms used herein (including the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Definitions List attached to the Base Indenture (as defined in the Parent Company Support Agreement) as Annex A (as such Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the provisions of the Amended and Restated Base Indenture (the “Base Indenture Definitions List”)).

ARTICLE II

AMENDMENTS

Section 2.1 Holdco Debt Incurrence Test. The definition of “Holdco Debt Incurrence Test” in Section 1.1(b) of the Parent Company Support Agreement is hereby amended by deleting the stricken text and inserting the double underlined text in the following paragraph:

“Holdco Debt Incurrence Test” means, with respect to any transaction or action in connection with the Incurrence of any Indebtedness by Holdco or any Holdco Consolidated Entity, a test that will be satisfied if, after giving effect to such transaction or action, the Holdco Leverage Ratio is less than or equal to ~~6.5~~7.0x. For the avoidance of doubt, any Notes defeased, satisfied or discharged in accordance with the terms of the Indenture shall not be included in the calculation of the Holdco Leverage Ratio.

Section 2.2 Holdco Debt Incurrence Test. The definition of “Holdco Specified Non-Securitization Debt Cap” in Section 1.1(b) of the Parent Company Support Agreement is hereby amended by deleting the stricken text and inserting the double underlined text in the following paragraph:

“Holdco Specified Non-Securitization Debt Cap” means $~~75,000,000~~125,000,000.

ARTICLE III

EFFECTIVE DATE; IMPLEMENTATION DATE

The provisions of this Amendment No. 1 shall be effective upon execution and delivery of this instrument by the parties hereto with the consent of the Control Party. Notwithstanding the foregoing sentence, Article II of this Amendment No. 1 shall become operative only upon the payment in full of the Outstanding Principal Amount of the Series 2012-1 Class A-2 Notes (as defined in the Series 2012-1 Supplement dated as of March 15, 2012). Except as expressly set forth or contemplated in this Amendment No. 1, the terms and conditions of the Parent Company Support Agreement shall remain in place and not be altered, amended or changed in any manner whatsoever, except by any further amendment to the Parent Company Support Agreement made in accordance with the terms thereof, as amended by this Amendment No. 1.

ARTICLE IV

GENERAL

Section 4.1 Binding Effect. This Amendment No. 1 shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto.

Section 4.2 Counterparts. The parties to this Amendment No. 1 may sign any number of copies of this Amendment No. 1. Each signed copy shall be an original, but all of them together represent the same agreement.

Section 4.3 Governing Law. THIS AMENDMENT No. 1 SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH,

THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Section 4.4 Amendments. This Amendment No. 1 may not be modified or amended except in accordance with the terms of the Parent Company Support Agreement.

Section 4.5 Matters relating to the Trustee. The Trustee makes no representations or warranties as to the correctness of the recitals contained herein, which shall be taken as statements of the other parties, or the validity or sufficiency of this Amendment No.1 and the Trustee shall not be accountable or responsible for or with respect to nor shall the Trustee have any responsibility for provisions thereof. In entering into this Amendment No.1, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct of or affecting the liability of or affording protection to the Trustee.

ARTICLE V

REPRESENTATIONS AND WARRANTIES

Each party hereto represents and warrants to each other party hereto that this Amendment No. 1 has been duly and validly executed and delivered by such party and constitutes its legal, valid and binding obligation, enforceable against such party in accordance with its terms.

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IN WITNESS WHEREOF, each of Holdco and the Trustee has caused this Amendment No. 1. to the Parent Company Support Agreement to be duly executed and delivered by its duly Authorized Officer as of the date first above written.

DOMINO’S PIZZA, INC.

By:
	Name:	Adam J. Gacek
	Title:	Secretary

Domino’s Amendment No. 1 to Parent Support Agreement

AGREED AND ACCEPTED:

CITIBANK, N.A., in its capacity as Trustee

By:
Name:
Title:

Domino’s Amendment No. 1 to Parent Support Agreement

CONSENT OF CONTROL PARTY AND CONTROLLING CLASS REPRESENTATIVE:

MIDLAND LOAN SERVICES, a division of PNC Bank, National Association, as the Control Party in accordance with Section 2.4 of the Servicing Agreement and in its capacity as the Control Party to exercise the rights of the Controlling Class Representative (pursuant to Section 11.1(d) of the Indenture)

By:
Name:
Title:

Domino’s Amendment No. 1 to Parent Support Agreement